SUP-0136-0516

AB All Market Growth Portfolio

Supplement dated May 5, 2016 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated July 1, 2015 for AB All Market Growth Portfolio (the “Fund”).

At a meeting held on May 5, 2016, the Board of Directors of AB Cap Fund, Inc. approved the liquidation and dissolution of the Fund. The Fund has suspended most sales of its shares pending the completion of the liquidation and the payment of one or more liquidating distributions to its shareholders. In limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer its shares although without an initial sales charge. The Fund expects to make the liquidating distribution or distributions on or shortly after June 30, 2016.

In connection with the liquidation, the Board approved the immediate suspension of the Fund’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Fund’s shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of the Fund’s shares on or after the date of this Supplement.

Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of the same class of other AB Mutual Funds, until June 28, 2016. Shareholders should be aware that the Fund will convert its assets to cash and/or cash equivalents approximately three weeks before the liquidating distributions are made to shareholders. After the Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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SUP-0136-0516